UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  [811-05037]

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363

Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  November 30, 2014

Item 1. Report to Stockholders.

Annual Report

November 30, 2014

GoodHaven Fund

Ticker:  GOODX

GoodHaven Capital Management, LLC

GoodHaven Fund

Table of Contents

Shareholder Letter	1

Portfolio Management Discussion and Analysis	22

Sector Allocation	27

Historical Performance	28

Schedule of Investments	29

Schedule of Options Written	32

Statement of Assets and Liabilities	34

Statement of Operations	35

Statements of Changes in Net Assets	36

Financial Highlights	38

Notes to Financial Statements	39

Report of Independent Registered Public Accounting Firm	49

Expense Example	50

Approval of Investment Advisory Agreement	52

Trustees and Executive Officers	55

Additional Information	58

Privacy Notice	60

GoodHaven Fund

	6 Mos	6 Mos	1 Yr	Since	Since
	Ended	Ended	Ended	Inception	Inception
	5/31/14	11/30/14	11/30/14	Cumulative	Annualized
GOODX*	3.32%	-7.34%	-4.26%	37.71%	9.17%
S&P 500 Index**	7.62%	8.58%	16.86%	68.35%	15.35%
Russell 2000 Index**	-0.09%	4.10%	4.00%	46.70%	11.09%

HFRI Fundamental
Growth Index***	2.63%	-0.24%	2.37%	4.08%	1.09%
HFRI Fundamental
Value Index***	2.86%	1.10%	3.99%	23.50%	5.92%
CS Hedge Fund Index***	3.08%	2.21%	5.36%	17.33%	4.45%

*	The Fund commenced operations on April 8, 2011.
**	With dividends reinvested
***
See letter text for references to hedge fund performance. Hedge fund index performance figures are supplied on a month end basis and are provided for illustrative purposes as a broad equity alternative asset class only. Accordingly, “since inception” hedge fund index performance figures reflect a start date of 3/31/11 and an end date of 11/30/14. Source: hedgefundresearch.com

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (855) OK-GOODX or (855) 654-6639. The Fund imposes a 2.00% redemption fee on shares redeemed within 60 days of purchase. Performance data for an individual shareholder will be reduced by redemption fees that apply, if any. Redemption fees are paid directly into the Fund and do not reduce overall performance of the Fund. The annualized gross expense ratio of the GoodHaven Fund is 1.10%.

January 7, 2015

Dear Fellow Shareholders of the GoodHaven Fund (the “Fund”):

Since we began managing the Fund, we have always promised to communicate with our fellow shareholders as we would wish to be treated in turn.  Accordingly, here’s an unvarnished statement: after a solid first two-and-a-half years, our performance over the last year or so has been lousy, particularly when compared to the S&P 500 Index, and particularly over the last several months.1  Since inception and compared to other equity indexes like the Russell 2000 or more cautious
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1	Although it does not make us feel any better, nor should you, we note that this has been a difficult year for a number of well-known and highly successful active investment managers.

GoodHaven Fund

investors (such as hedge funds) that we internally follow, relative returns appear somewhat better – though still below our personal expectations and what we hope to achieve over time.  Accordingly, this letter is more detailed than usual.

Despite a rocky six months, we note that since inception and through May 31st of last year, and despite significant liquidity during a period of rising index prices, we had nearly matched the S&P 500 (13.43% vs 14.95% annualized), exceeded the performance of the Russell 2000 (13.43% vs. 11.52% annualized), and trounced the Hedge Fund Research, Inc. Fundamental Growth Index, the Hedge Fund Research, Inc. Fundamental Value Index, and the CS Hedge Fund Index.  However, the six months from May to November was a brutal relative period where indexes gained and we experienced unrealized losses.  Moreover, in the last two years we have had to deal with large cash inflows and then large shareholder liquidations (which have almost certainly had a negative effect on overall returns).2  Despite these difficult to manage cash flows, we have still compounded our capital at approximately a 9% annualized return since inception during a period of near-zero yields on lower-risk alternatives such as bank deposits and U.S. Treasury Bills.3

Although chagrined that several sizeable shareholders (most constantly professing a long-term view) have taken recent performance as a justification to seek greener pastures, let us be clear: we have not lost confidence in our philosophy, our strategy, or our significant portfolio holdings.  The GoodHaven Fund is not an index fund but a relatively concentrated fund that, by definition, does not look like an index.  We expect variance from index returns and recognize that sometimes these variances – both positive and negative – will be significant.

In the short-term, it is not important whether we outperform or underperform an index.  What counts over time is whether we have correctly evaluated the businesses we own and whether or not we have properly judged the risk of permanent loss.  If we have, shareholders should expect that bouts of weak performance have the potential to reverse and improve as time passes.  Although we cannot always be correct in our judgment, we believe our current portfolio is, in the aggregate, inexpensive with significant potential for gain, and this letter discusses why.
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2
At 5/31/2013 assets of the Fund were $450 million; they climbed to $609 million at May 30, 2014 and fell to $443 million at 11/30/14.  We have always tried to attract investors sharing a long-term approach to sensible money-management, but note that such dramatic swings in and out of the Fund make our job as portfolio managers more difficult.  In the last year or so, we spent a great deal of time attempting to mitigate the effects of cash flows on our shareholders.

3
Fund investors frequently end up with worse than expected returns by adding money when they feel good and removing it when they are nervous – the opposite of behavior that should improve results.  Although it guarantees nothing, both of us have bought more shares in the Fund in recent months as performance ebbed.

GoodHaven Fund

For both long-established and newer shareholders, it’s worth restating our goals:  The GoodHaven Fund’s primary goals are 1) to safeguard the capital entrusted to us against permanent loss, and 2) to earn the highest rates of return we can consistent with objective #1.  One characteristic that we think is not often appreciated by many is that our returns since inception have been earned while maintaining significant liquidity (earning nearly nothing in today’s zero-rate environment) as well as some modestly sized hedges (unprofitable to date) that we believe may, over time, serve to attenuate some of the risk of outlier market events, or “fat-tails”.

Nevertheless, we understand that some of our shareholders are disappointed and feeling envious of higher-return alternatives, especially those that entrusted us with money over the last eighteen months.  Over that period, performance has been poor when compared to large-cap stock market indexes that are always fully invested and which sell at valuations that are high by historic measures, not to mention bonds, which appreciated further after long-dated yields around the world dropped closer to zero.  No investment manager is going to be in sync with markets all the time and no manager is ever going to avoid all mistakes.  That said, we recognize that nothing in the universe is quite so disturbing as seeing your next-door neighbor become wealthier than you, even if you feel you are pursuing sensible strategies while your neighbor is not.4

We continue to focus on appraising values and trying to ignore short-term price squiggles.  In part, our prior successes have come from having a longer horizon than most and a willingness to invest under stressful conditions where prices are depressed, headlines are negative, and others are selling under emotional conditions.  Contrary to popular belief and especially after a period of large and steady equity index returns, this is not easy nor does it offer quick results.  Even though a company may sell at a sizeable discount to intrinsic value, we sometimes must tolerate volatility and weaker prices before conditions improve.  Occasionally, we will get something wrong.  And despite some clearly profitable past investments, we rarely enjoy the instant gratification that accompanies a rising share price immediately after purchase.

As one example, Hewlett-Packard’s (HP) shares declined sharply after our initial purchases until the price bottomed out many months later – and we were buyers all the way down.  On our average cost, we have more than doubled our investment in about two years – something that seems obvious in hindsight.  However, at the time, Wall Street analysts were nearly universally negative, most seemed to think that
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4
In our careers, we have experienced some similar circumstances, notably during the tech bubble that ended in early 2000.  At that time, our aversion to technology shares and refusal to succumb to envy helped to avoid large losses after the bubble peaked.  Charlie Munger, Vice Chairman of Berkshire Hathaway pithily points out that envy is the worst of the deadly sins: “Someone in the world will always be better than you.  Of all the sins, envy is easily the worst, because you can’t even have any fun with it. It’s a total net loss.”

GoodHaven Fund

nobody would ever buy another personal computer, network switch, storage device, or printer.  Moreover, despite large free cash flows, many thought the company was likely to go bankrupt.5

Similarly and shortly after inception of the Fund, we bought Federated Investors, a profitable investment manager of bonds, stocks, and money market funds.  Federated’s fees from managing roughly $250 billion of money-market fund assets had all but disappeared due to the Federal Reserve’s zero-interest-rate policy, although the company remained profitable from other products.  In addition, regulators had proposed new laws for money-market funds that many thought would signal the death of the industry (similar to today’s mortgage servicers).  Had we waited until there were hints that the Federal Reserve was about to raise interest rates or until regulatory proposals were moderated and passed, we would not have nearly doubled our money in the security – even as the company is still waiting to recoup the fees that it has been waiving in order to give its money-market fund clients a positive return.

In recent months, we have been hurt by our companies with commodity exposure where price declines have accelerated after a large drop from previous highs, as well as weakness in the mortgage servicing industry where regulatory fears abound - even as a number of insiders have been buying.  As famous investor John Templeton often said, he tried to seek out points of maximum pessimism to achieve returns.  Some of our holdings have been tainted by the fear of irrational regulatory action or pressure from collapsing commodity prices – and these fears usually dissipate over time just as dark clouds fade after the storm passes.

Part of the reason for our poor performance in the most recent semi-annual period was the lack of a big winner (although we had a few modest gainers) combined with a “perfect storm” in the price of oil and related energy securities, a sharp decline in mortgage-servicing companies, and a rapid strengthening of the dollar that affected holdings listed on non-U.S. markets in foreign currencies.  In particular, oil has plummeted from over $105 per barrel in June 2014 to less than $55 in mid-December 2014 with a sharp drop just prior to (and subsequent to) the end of our fiscal year.  That said, most of our energy exposure is to natural gas – where the price was modestly lower over the last year, higher than the year before that, and where there are different economics.6  (Mr. Market is not always perfectly rational – he can be schizophrenic and bipolar).
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5
A number of clients and friends questioned our logic at the time despite our willingness to point out HP’s cash generation, market share, governance changes, and other strengths.  Few investors are willing to “catch a falling knife” yet looking at near-universally scorned ideas can lead to interesting and valuable investments.

6
Prices as of mid-December 2014.  Although natural gas prices can also decline, non-weather demand for natural gas has been increasing along with supply in recent years as cleaner gas replaces dirtier coal for electrical generation and gas has been far cheaper than oil (for a similar amount of heat content, or energy).  Natural gas liquids have suffered more given that the pricing of those commodities is more closely tied to the price of oil.

GoodHaven Fund

Furthermore, we own a number of companies priced in currencies other than the dollar, and the dollar’s strength in recent months has reduced their quoted value although we believe these moves are not permanent and may add to returns in future periods.  For instance, the Fund owns shares of JZ Capital Partners, Ltd., a Guernsey fund with a successful long term record.  Its shares are quoted in British Pounds and have declined 7% in the last six months despite having most of its assets denominated in U.S. dollars, a Net Asset Value (“NAV”) that has grown slightly over the same period, and a share price now trading at a 40%+ discount to its NAV at recent exchange rates.

Our largest energy holding, WPX Energy, which is more than 75% natural gas as measured by reserves (somewhat less measured by production), was priced over $26 in September, and traded below $11 in early December (our overall cost is in the mid-to-high teens) despite large reserves, reasonable gas prices, a sizeable hedge book, and increasing gas demand in its core production areas.  Birchcliff Energy, a low-cost producer of natural gas in Canada has declined back toward our cost basis after having nearly doubled in price – despite having nearly doubled production and reserves in the last three years.  We have not lost money, but have lost unrealized gains in the midst of an energy panic.  Insiders at both companies have been buying in recent weeks and we’ll have more to say on these holdings later.

In addition, we experienced declines in some other significant holdings (discussed below) that we believe are likely to prove temporary and our winners this year were limited.  Our mortgage servicer holdings – essential components of a $10 trillion dollar industry – have declined significantly in recent months amid what we believe are overblown fears of irrational regulation from the new Consumer Financial Protection Bureau created under the Dodd-Frank law as well as a state regulatory action in New York.  These declines have created overall losses and have reversed what was a significant profit earlier in the year.  Nevertheless, these companies generate significant fee-based cash flows from managing a sizeable percentage of outstanding mortgages without assuming the credit risks borne by the initial lender or ultimate investor.

To add insult to injury, we looked at, and passed on, at least two securities that would have helped returns and did not own much in certain leveraged and capital intensive industries – such as transportation – that have generally skyrocketed this year.7  Nor did we own expensive companies whose increase in valuation outpaced increases in earnings, such as Visa International whose price to earnings multiple expanded rapidly over the last 18 months and which accounted for a sizeable chunk
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7
We have been buying Stolt-Nielsen, a non-U.S. specialized bulk chemical shipping conglomerate, which is a large user of oil-related fuel that has declined year-to-date partly due to currency translation.  Moreover, we note that in recent quarters this company has seen significant insider buying as well as large corporate repurchases of its own stock.

GoodHaven Fund

of the increase in the Dow Jones Industrial Average.  More comforting is that a significant number of our investee companies whose stock prices have been under pressure have seen meaningful insider purchases in recent months while others have been repurchasing their own shares.8

On the positive side, we saw gains in Hewlett-Packard, Spectrum Brands, Microsoft, and Staples.  As of the end of the fiscal year, our largest investments were Hewlett-Packard, Walter Investment Management, WPX Energy, Dundee Corporation, and Microsoft.9  Hewlett sells for about 10 times consensus earnings estimates, Walter sells at between 3 and 4 times consensus earnings estimates (adjusted for amortization), WPX sells at roughly half of tangible book value and a modest multiple of operating cash flow, Dundee sells at close to a 40% discount to our estimate of intrinsic value even after adjusting for commodity price declines and mark-to-market of its security holdings, and Microsoft, adjusted for its $90 billion in cash that earns almost nothing, sells at roughly 13 times 2015 earnings.

If we divide our portfolio into two components – one consisting of companies valued based on earnings and cash flow and the other consisting of companies where asset valuation is more prevalent, we believe the following metrics should interest our shareholders.  Based on statistics derived from S&P’s Capital IQ database, our earnings and cash flow component of the portfolio trades at about 11 times 2015 estimated earnings (adjusted for net cash).  Based on Capital IQ and our internal estimates, our asset-based companies trade at a discount to either book value or our estimate of intrinsic value by nearly 40% on average.10  These are inexpensive metrics compared to the broader averages where, for example, the S&P 500 Index trades at 17 times 2015 earnings estimates and 2.7 times book value.  Now, let’s get into the nitty-gritty of some of our holdings.

It’s probably worth starting with a review of Hewlett-Packard – currently the Fund’s largest single investment.  We began to buy HP shares after the stock had declined about 50% from its highs of a couple of years earlier and our interest intensified after a foolish and expensive acquisition resulted in major management and governance changes.  Despite widely held negative views, our field research with customers and suppliers suggested that there was much room for improvement in company operations, that many of the company’s customer relationships were strong, and that the company was still capable of generating large cash flows despite declining revenues.
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8
In our investee companies, insider purchases by company executives have occurred in recent months at Barrick Gold, Walter Investment, WPX Energy, Spectrum Brands, Harbinger Group, Stolt-Nielsen, and Birchcliff Energy – generally at prices higher than recent quotes (we consider these buys more meaningful than corporate buybacks).  In addition, Hewlett-Packard, Microsoft, Staples, Stolt-Nielsen, and Alleghany have repurchased shares in the open market at reasonable prices.

9	We note that all portfolio holdings are discussed as of November 30, 2014 and are subject to change at any time.

10
We consider asset based companies to be those typically valued by a Net Asset Value estimate, a sum-of-the-parts analysis, or some similar metric.  All others cited above are measured by earnings and cash flows.

GoodHaven Fund

So what happened next?  The company’s share price declined another 50% to the lows of late 2012.  These declines were accompanied by headlines suggesting that nobody was ever going to buy another personal computer, that printing was obsolete, and that the company might actually be forced into bankruptcy.  Yet in 2012, HP generated more cash than Coca-Cola, Disney, and many other iconic large businesses.  Since that time, HP’s share price has increased by more than 200% and yet the company still sells at approximately 10-11 times the current forecast of management for “non-GAAP net earnings.”11  With hindsight, it’s easy for many to say that an investment in HP was obvious and easy but we can assure you it was not.  Without intensive research, experience in dealing with crowd negativity, and an understanding of the company’s business fundamentals, we would almost certainly have missed a significant opportunity.

Today, HP is in the process of splitting the company into two-parts, which should be accorded greater value by investors than the combined entity.  Before any charges for the split-up, the company is expected to generate free cash flow of close to $4 per share, about 50% of which is being returned to shareholders in the form of dividends and stock repurchases with the rest being reinvested in the business.  During the year, we reduced our position due to appreciation, shareholder redemptions, and some concerns about the effect of dollar strength on overseas business.  In addition, we hedged a portion of remaining shares to defer realizing further capital gains last year.  We continue to retain a sizeable stake in HP and believe management is pursuing sensible and value-creating strategies.  At nearly 10 times free cash flow, the company remains modestly valued.

We recount our success in HP not for puffery, but for its value in understanding how it can be profitable to take a non-consensus position after a sector or security has declined sharply in price despite near-term “headline” concerns.  Such a “contrarian view” is not a sufficient condition for investing, but it is often a valuable place to start.  This leads us to our recent increase in energy investments which at the moment appears quite controversial and which has negatively affected this year’s performance.

Energy is not a new area of interest for us.  Prior to the formation of GoodHaven, we oversaw a number of successful investments in the energy space.  During the collapse of natural gas prices between two and three years ago, we invested in some beaten down securities in that sector.  Our largest current sector investment is WPX Energy, a company with a large asset base of both proved oil and natural gas reserves (more than 75% gas at present) and with what we believe are significant opportunities for growth within its existing asset base.  WPX has recently suffered a significant
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11
HP management reconciles GAAP earnings to “non-GAAP adjusted earnings” by adding back amortization of intangible assets, restructuring charges, and making certain tax adjustments.  This figure is generally accepted by Wall Street as a proxy for free cash flow from operations.

GoodHaven Fund

decline in stock market value as oil prices have fallen and we have added materially to our investment in recent weeks.  As with any commodity business, management and capital allocation skills are critical factors beyond a resource base.

In May 2014, WPX recruited a new CEO, Rick Muncrief, who was previously the head of operations for Continental Resources, the huge shale oil success story in the Williston Basin of North Dakota, and before that a senior executive with Conoco and Burlington Resources.  We have intensely researched Rick’s history and the accolades are wide and deep.  He is considered by fellow executives to be knowledgeable about the nuts and bolts of the business, a motivator that others like to work for, and someone who understands important concepts of capital allocation.  He has seen many ups and downs in the energy business and understands the right way to behave under stress.

In just six months since taking over as the CEO of WPX, we have seen Rick undertake multiple important actions to rationalize the company’s asset base, improve its balance sheet and cash flow, and position the company for growth in production and reserves.  He has refinanced and extended terms on existing debt, rationalized the workforce, reworked and expanded the company’s credit lines, sold non-core assets in the Powder River Basin of Wyoming, contracted to sell its stake in APCO Oil and Gas with its operations in Argentina and Columbia, and agreed to sell most of its stake in the Marcellus gas formation in Pennsylvania along with various infrastructure assets including pipeline capacity.

In taking these actions (and assuming all transactions close as planned), Muncrief has improved liquidity by almost eight hundred million dollars, refocused the company on its core areas of planned expansion and development, dramatically improved the company’s efficiency, and established aspirational goals that far exceed the stock market’s expectations.  Each of these outcomes has not just met, but exceeded our expectations.  In financial terms, he has probably created more than a billion dollars of additional liquidity and capitalized cost savings in a company valued by the market at a little over $2.3 billion.

WPX Energy was spun off from Williams Companies in early 2012 and was previously the exploration and development arm of that company.  In 2010 and prior to the spin-off, Williams acquired a large undeveloped property in the center of the Bakken oil shale formation in North Dakota for just over $900 million – about 40% of the current market value of the company. However, their Bakken proved oil reserves are a small part of the company’s overall reserve base. Overall proved reserves approximate the equivalent of 4 trillion cubic feet of gas equivalents (“tcf”), and we believe the overall resource base is much larger.  Part of the attraction of WPX is the optionality afforded by its large asset base, the ability to shift between oil and gas, and the better economics of western gas, where most reserves are now located.

Based on recent comparable transactions, we think the existing gas reserves of the company alone may be worth more than twice the company’s total recent stock market value.  Previous management did not run the company efficiently and we believe there

GoodHaven Fund

are cost savings available that should materially improve the recent run rate of operating results, including the run-off of a large unfavorable gas transportation contract (a roughly $100mm increase to pre-tax cash flow beginning in November 2014).  Given our belief that western gas may be better situated economically than gas from the Marcellus or other formations feeding the eastern markets, we think WPX’s gas assets are more valuable than most with a new CEO whose behavior suggests that he understands how to efficiently operate and allocate capital.12

Currently, WPX is 75% hedged on gas production for 2015 and roughly 20% hedged for 2016 at $4 per thousand cubic feet (“mcf”) or higher.  In addition, at current production rates and assuming that capital allocated to Bakken oil projects are reduced, oil production is significantly hedged for the next year at roughly $95 per barrel.  While we recognize that hedges are temporary, the company’s near term cash flows are well protected and the company’s balance sheet and asset base offer significant flexibility.  After considering recent actions, recent prices, and overall history of the energy business, we believe the company’s shares are worth far more than recent trading prices and perhaps a multiple of current prices over time, given a new management team that seems to be justifying its reputation for sensible capital allocation and business behavior.

Although we believe that drilling most new oil shale wells is not economic at recent oil prices, the assets a company has in the ground should retain value over time so long as the company has financial staying power, even if commodity prices fluctuate meaningfully in the short run.13  Moreover, over time, we believe that commodities in general do not sell for less than the marginal cost of the incremental producer necessary to balance demand – a level suggesting that oil is likely underpriced today.

Obviously, we cannot predict the short-term price of oil or gas.  However, almost all credible observers believe that large conventional and inexpensive sources of energy are rapidly fading.  Old fields like the North Sea, Alaskan North Slope, Cantarell (Mexico) and certain large fields in the Middle East are in decline.  Renewables such as wind and solar offer promise but are still relatively expensive and are not always available.  Nuclear has its own difficulties following the Fukushima accident in Japan and coal is the “bete noire” of environmentalists and anyone who has to breathe the air in industrial China.  Moreover, the Middle East remains a hotbed of extremist activity at the tip of a very long supply chain for 1/3 of the world’s oil production.
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12
As of November 2014, the forward curve indicated that western gas sold at about an eighty-five cent premium price per thousand cubic feet (mcf) to eastern gas, a gap that seems to be widening (WPX Presentation, 12/11/14).

13
Should average oil prices for 2015 remain far below about $80 per barrel or natural gas far below about $4 per mcf, we would expect non-cash accounting write-offs in 2015 to reduce the value of reserves for all companies.

GoodHaven Fund

A sharp and sustained decline in oil prices is likely to gut longer-term ability to meet new demand, force additional reliance on natural gas, and make higher cost oil assets that can be quickly ramped up (like the Bakken or Eagle Ford shales) significantly more valuable than deep offshore or arctic resources that require decades and massive long-term capital commitments to bring into production.  Growing populations and economies require additional energy over time.  Although we may be early and most of our exposure is gas, we think the next couple of years may turn out to be an extraordinary opportunity to invest in the energy patch.  We believe the recent oil panic is providing a good chance to increase our stake in a company with extensive assets, managed by a sensible businessman, at a price that potentially offers exceptional returns to those with a modicum of patience.

Another energy holding of the fund is Birchcliff Energy, a Canadian company with extensive assets in the Montney formation in western Canada consisting primarily of gas and gas liquids reserves.  With a bit more than a quarter of its shares held by legendary Canadian investor Seymour Schulich, Birchcliff may be one of the lowest cost producers of natural gas in Canada – with a track record of growing its production and cash flow that is among the best in the industry.  Their primary assets are in the Montney shale fields of British Columbia and Alberta.

In early 2012, Birchcliff was nearly acquired for approximately $15.00 per share, however the deal fell through during a time when Canada was questioning foreign purchasers of Canadian assets.14  At the time, the company was producing approximately 20,000 barrels of oil per day equivalent (boe).  Following the collapse of the transaction and a weaker gas price, the stock fell to about $5.85 where we made our initial purchases.  Subsequently, the stock has traded as high as nearly $13.80 before falling back to about $6.00 again during the latest energy panic.  In the last few months, we have seen significant unrealized gains evaporate as all energy-related assets were rapidly thrown away by investors and traders spooked by a rapid decline in oil prices.

However, the company today has nearly doubled production from three years ago, has dramatically increased reserves and processing assets, and has a significant resource base from which to expand future production and reserves.  In addition, much of the company’s existing debt may be tied to its processing plants, which have a roughly forty-year life and which help to provide a cost structure that may already be one of the lowest of any company producing gas in western Canada.  In short, the company is significantly larger and more valuable today than it was three years ago, yet the current panic has cut the stock price in half despite management’s demonstrated skill in growing the business.

In our experience, a company that is the subject of a failed acquisition attempt almost always will sell out within a few years.  With a large and sensible shareholder,
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14	USD prices reflect approximate Canadian dollar figures at the then prevailing foreign exchange rates.

a record of growth, a significantly growing production profile, a large reserve base, and a proven management team, we think there will be plenty of buyers at the right time and price, which we expect would be at a premium to our cost.

We have also been hurt in the last year by our investment in Walter Investment Management, and more recently Ocwen Financial, although Ocwen was a much smaller investment.  Both are in the business of mortgage servicing and origination, however the investment case is different.  Mortgage servicers own valuable assets – a stream of cash flows that persists for a significant time – that can be liquidated or sold.  These servicing assets are particularly valuable when created at a time of low interest rates and tight credit standards – as has been the case for the last couple of years. Servicers can also receive bonus income for handling credit-challenged customers.  In addition, the largest of the servicers today enjoy a competitive advantage as new compliance and regulatory rules are forcing smaller players out of the business.

Walter is a company that we have owned almost since the start of the Fund and where we have seen the stock appreciate sharply – to where we sold a portion of our shares – to a point where it has reversed the entire gain we previously experienced despite meaningful growth in assets and income over time.  It has an excellent reputation for compliance and is one of the only non-bank servicers rated four stars (out of five) by Fannie Mae.  Although Walter is constantly subject to regulatory review (and recently received a clean bill of health with respect to a recent compliance audit regarding a national mortgage settlement with large servicers) we do not believe Walter is subject to extraordinary regulatory pressure.

Ocwen, with a strong balance sheet but a much weaker industry reputation, was run by a CEO with a reputation as a clever capital allocator and a ruthless focus on efficiency.  Unlike Walter, which focuses primarily on agency servicing (such as loans insured by Fannie Mae or similar entities) Ocwen’s primary focus was privately issued and non-agency business.  Early last year, Ocwen became embroiled in a regulatory investigation by the State of New York and has been challenged by compliance issues raised by the state.

In general, our research indicates that non-bank mortgage servicers like Walter and Ocwen are essential components of a large industry.  Moreover, while origination of loans can be economically sensitive, the servicing of non-prime loans tends to be counter-cyclical.15  Current mortgages outstanding in the United States are close to $10 trillion and the three largest non-bank servicers handle roughly $1 trillion of that total – up from nearly zero about five years ago.  The growth of the non-bank servicers came from several sources – primarily banks eager to outsource
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15
For the balance of 2015, the HARP program allows refinancing of under-water borrowers and has helped spur originations beyond normal purchase volumes.  It is unclear whether or not the program will be extended further.

the servicing of “less than prime” mortgages due to horrific loss experience, headline risk, capital requirements, new compliance rules, and systems inadequate to handle the more frequent contacts that such customers require.  Generally the transfer of such servicing from large banks has been encouraged by U.S. government mortgage agencies such as Fannie Mae and Freddie Mac as well as private securities trusts.  Ultimately, we think that the non-bank servicers are likely to capture another five to ten percent or so of the marketplace, indicating that as much as another $1 trillion in servicing will transfer to companies like Walter over time.

For most of 2014, the industry has been under a cloud due to an examination of Ocwen by the New York State Department of Financial Services.  Although we avoided a chunk of Ocwen’s decline from $55 per share, we began to invest given what appeared to be a management with a good reputation for capital allocation, a reasonably strong balance sheet, share repurchases, and the expectation that the company and New York would reach a reasonable settlement allowing Ocwen to get back to business.  However, Ocwen suffered a blow when the New York State Department of Financial Servicers recently announced a settlement that was financially well within expectations, but which provided significant operating restrictions on the business and raised questions about management’s integrity.  In hindsight, our Ocwen purchases were mistakes.  We did not have an adequate margin of safety for both the reduced profitability and the corporate disruption that could come from an unusual and protracted regulatory conflict.  In addition, we overweighted corporate repurchases and management’s reputation for clever capital allocation. We paid a significant price for that error in judgment.

The Ocwen settlement provided for an ongoing monitor with significant oversight on management, limited the ability of the company to grow in the near term, and was interpreted by the marketplace as an open-ended regulatory burden.  Although it appears that New York’s actions were specifically aimed at Ocwen, the marketplace has currently assumed that all servicers are guilty by association.  Our research indicates that Walter’s business and compliance models were significantly different than those of Ocwen and that Walter has a compliance reputation in the non-bank servicing business that is second to none.

As with all of our investments and in the absence of new information that would alter our targets, we have a price at which we are interested in selling, a price at which we are interesting in buying and a range of prices where we tend to do nothing.  Initially, we believed the settlement limited Ocwen’s upside and immediately sold roughly 20% of our investment.  However, we stopped selling as the price decline accelerated, believing that there was support in a strong balance sheet and an understated book value.  Nevertheless, Walter’s shares fell in sympathy although Ocwen’s subsequent announcement that it intends to sell and leave the agency servicing business should be enormously positive for Walter – it plays to its strengths as a high-rated servicer of Fannie Mae and takes one of the two big competitors out of its primary market.

Today, both Walter and Ocwen sell at highly discounted valuations, as measured by book values and what we calculate as normalized run-rates of earnings.  These low valuations are in response to fears that irrational regulation of mortgage servicers will continue indefinitely and have an outsize effect on their profitability.16  However, while we expect elevated expenses for a few quarters as companies re-orient to new regulatory requirements, once these “best practices” are established, we believe cost structures and profits will normalize.  Today, we think that Ocwen is worth a modest premium to book value and sells for around 6 times consensus earnings (with greater regulatory risk) while Walter may be selling for less than five times our estimate of normalized earnings with much less compliance risk.  While events at Ocwen continue to unfold and our views regarding both companies are subject to change, we expect remaining efforts to focus on Walter as a long-term holding.

On the positive side of the ledger, we continue to be impressed by the management acumen of Spectrum Brands, which has nearly quadrupled in price since initial purchases although our position has been reduced in recent months in response to valuation and shareholder redemptions.  Spectrum is the owner of a variety of consumer facing branded products, ranging from Rayovac batteries, branded small appliances, Spectracide, Black Flag, and Cutter insecticides, a variety of branded pet foods and products, Kwikset and Baldwin locks, and Pfister faucets.   We believe their strategy is sound and the company is well-managed, but it is no longer inexpensive.

Microsoft also rose significantly last year.  The company is making better use of its balance sheet and is changing strategy – making its products available on various non-Microsoft platforms.  While the company has a large amount of cash and generates significant and modestly growing earnings, there is more risk in their newer strategies and stock price appreciation makes the company less appealing than before.  As a reminder, we first bought shares of Microsoft over three years ago in the mid-20s per share when most considered the company’s stock to be “dead money”.  Lastly, we saw a nice increase in the price of Staples, the on-line powerhouse and office-supply superstore, following the merger of two competitors and the beginnings of a rationalization of the industry’s large store base.

Since the beginning of the 2008 financial crisis, many investors have been concerned about the possibility that central banks might overdo stimulus actions.  Easy money policies have been widespread, nominal interest rates have been very low, and monetary assets of the largest central banks have multiplied since 2008 to something on the order of $20 trillion dollars – a very large number.  In some countries, nominal interest rates are now negative.  Historically, dramatic expansions in the supply of a fiat currency in response to a debt crisis have resulted in some sort of devaluation, either explicitly or through inflation.
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16
Our primary risk would appear to be costly and profit-reducing regulation inevitably resulting in higher rates and a decrease in available credit for non-prime customers – the opposite effect of what the regulators say they want.

Other than the U.S. dollar – where the Federal Reserve has dramatically expanded the money supply since 2008, there have been few places for investors to turn.  In the last year, almost all currencies fell against the dollar, some by a large amount.  One fell just slightly.  That “currency” was gold.17  We have no apocalyptic or “gold bug” views, but consider gold as an alternative currency – a commodity and an asset accepted around the world as a form of money, yet which cannot be printed, is not a liability of any country, has a slowly growing supply, and which has retained a measure of value for thousands of years.18  Over time, gold should gain in relative value as the supply of alternatives increases.

However, the companies that actually mine gold have not appreciated or stayed flat with the gold price in 2014.  The two biggest, Barrick Gold (which we own) and Newmont Mining (which we do not), have seen their share prices decline by 33% and 20% respectively through early December.  Since gold last peaked three years ago at about $1900 per ounce (though still above its price of a decade ago), Barrick’s common stock price has declined by about 80% while Newmont is down nearly 74%.  Such declines are usually worthy of examination and asking what, if anything, has changed. Barrick has the largest and lowest cost reserves of any major gold miner, new management focused intently on profits and cash flow rather than growth, and no near-term debt maturities (though long-term debt is too high and bringing it down is a management focus).  It’s worth pointing out that the company probably generates positive cash flow from operations at a gold price of $800 an ounce or less from its major properties.19

In the last year, Barrick recruited a new Chairman – highly respected John Thornton (a former President of Goldman Sachs who built much of Goldman’s international business). He took over Barrick after a disastrous acquisition led to management and governance changes, much in the same way Hewlett-Packard was forced to change following a similar misstep.  Our research indicates that John is working night and day to improve the operations and balance sheet of Barrick, and to position the company to prosper in coming years.  Although he does not control the
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17
Gold is traditionally viewed a vehicle to preserve wealth in terms of purchasing power rather than a vehicle for speculative gain in nominal terms.  Recently, most Russians would probably agree, having seen their ruble’s spending power depreciate nearly 70% against gold in a short period of time, though dollar holdings – at the moment – would have served a similar purpose.

18
Gold’s inherent properties – color, ductility, malleability, resistance to corrosion, easy to assess purity, and relatively scarcity – suggest there are logical reasons for the persistence of people’s willingness around the world to see it as a store of value over millennia.  Without question, the intensity of that willingness has waxed and waned, but it has yet to disappear.  One of us routinely asks his wife if she would prefer a gift of gold jewelry or a new wardrobe for the holidays.  The answer is always the same.

19
Such cash flows are before the need to maintain production at current levels, but are important compared to the rest of the industry, where cash break-evens probably average at least $1200 to $1500 per ounce.

price of the commodities that the company mines, he appears to be making excellent progress controlling those things within his reach, such as recruiting top managers, providing sensible compensation policies, reducing costs, improving the balance sheet, and examining capital allocation opportunities.  In early December, he bought roughly $5 million dollars of stock in the open market for personal accounts at a price of $12 per share (while a number of other insiders also made significant purchases around the same time).

Today, gold miners are one of the most hated and despised sectors of the economy.  Gold has declined in price by nearly 40% in the last three years, reducing cash flows and forcing valuations lower. Although we cannot predict the price of gold, we note that this commodity has historically been the antithesis of hyperactive central banks. Throughout millennia, the metal has acted as some protection against severe currency depreciation or its kissing cousin, high inflation.  Though we cannot predict, we can make an educated estimate as to the effect on a few securities should gold prices recover to any significant degree.  Given management’s focus, the asset base, and the inherent operating and financial leverage, Barrick’s stock represents an extraordinarily cheap warrant on gold.  A modest rise in gold prices, or a collapse of confidence in any major national currency (perhaps Japan?) could lead to a doubling, tripling, or more in Barrick’s stock price (we note that when gold was $1900 per ounce roughly three years ago, the company was earning more than $3.75 per share and its common stock traded at more than $50 per share).

Although financial turmoil may serve to bolster Barrick’s price, we do not expect an apocalypse nor can we predict “black swan” events.  Furthermore, it is entirely possible that we will lose money despite Barrick’s large asset base, low cost production, and a new cadre of talented and motivated leaders.  However, we have always believed in owning a few “mispriced” warrants in the portfolio, particularly those that seem uncorrelated to the business risks inherent in our other investments and which could act as potential hedges against unpleasant and unexpected financial surprises.  The risk-reward, the contrary nature of the position, and a severely depressed stock price make us believe that an exposure here is both justified and desirable.

In our opinion, the time to be most aggressive is when headlines suggest the financial world is disintegrating, valuations are low, and markets are in disarray; the time to be most cautious is when investors generally believe that material index declines are no longer possible, volatility has nearly disappeared, and valuations are high.  For example, the market value of common stocks compared to Gross Domestic Product (GDP) (a favorite indicator of Warren Buffett, and one we have mentioned before) is at its highest level ever other than the peak of the tech bubble in 2000.  Price-to-sales ratios and price-to-earnings ratios for S&P 500 companies are similarly elevated.  Margin debt has been at or near all-time record highs.

After a tripling of the S&P 500 since crisis lows in 2009, a recent stretch of exceptionally low volatility, an absolutely enormous two-year return (in an era of near zero interest rates) of close to 45% in the S&P 500 Index (most of which has been attributable to a willingness to pay higher multiples rather than a large increase in earnings), and demonstrably high average valuations, investors should be looking for excuses to lighten the pressure on the accelerator. Instead, they seem intent on mashing it down at near record valuation levels for the broad market – except of course in energy, industrial commodities, and precious metals.20

In our careers we have seen several instances of such behavior and they tend not to end well for those who believe that investing in vehicles that mirror index performance is always sensible regardless of valuation.  With the exception of near panic conditions that currently exist in energy securities and some other commodities, there seems to be a true bear market in caution.  Unlike late 2008 and early 2009 when the financial world appeared to be imploding and bargains were fairly easy to identify, or when there was modest volatility in 2011 and 2012, we find ourselves in an extraordinarily complacent environment where most good businesses seem pricey.

In addition, in recent months we have seen record prices for government securities, most junk bonds (prior to the recent energy panic), high-end real estate, commercial real estate, and a number of other broad asset classes whose prices are influenced by ultra-low financing costs that may or may not continue.  Current complacent conditions seem more akin to 1969, when most felt that growth stocks had no upper bound on valuation, or perhaps 1989, when most believed the Japanese would rule the economic world for the next century, or maybe 1999, when most felt that the stock-market technology juggernaut was unstoppable.21  Today’s macro “truth” is often tomorrow’s “what were they thinking?”

A conservative investor during these periods would by nature have felt “out of sync” with the market.  At those times, many investment managers succumbed to pressure from prospects, clients, or shareholders to change their philosophy or strategy in an effort to catch up, even as their intelligence and experience argued that listening to the market’s siren song was a sure way to be shipwrecked.  We have no intention of abandoning an investment approach that has worked well over time for something unfamiliar or unsustainable, regardless of how much pressure is applied.
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20
In our semi-annual report this year, we published a chart of the “Buffett Indicator” comparing the total value of equities to GDP.  Then it was higher than all prior periods except early 2000 as the technology bubble was peaking.  Although not yet having exceeded the 2000 peak, it is now closer to all-time highs than when we last wrote.  In addition, the Schiller P/E ratio – a measure of market prices to earnings by a professor at Yale – is at record highs.

21
Although we were not in business in 1969, any student of Buffett is familiar with his partnership letter discussing his desire to return capital at a time of extreme valuations when he wrote to partners, “I am out of step with current conditions…”  Similarly, the Japanese “miracles” of zaibatsu and keiretsu turned out to be anything but a new way forward.  As for technology, that is recent enough that most don’t need a reminder.

Moreover, we will always be skeptical of arguments justifying record high prices on multiple asset classes when measured by historic standards.  No financial trend will ever be straight-lined to infinity.

We remind our fellow owners that we have significant personal assets invested in the Fund, have increased our share ownership in recent months, and intend to invest that money as wisely as we can without knowingly assuming sizeable risk.  We know that a declining market can make bargains even cheaper and that temporary declines are unavoidable.  Even in a market that appears relatively expensive overall, we have no problem buying what appears to be a bargain under stress, but will not buy stocks at expensive prices on the belief they will become more expensive.  Although such a strategy has proved profitable from time to time, it is often a path to ruin as many belatedly realize.

Today, we believe there is misplaced confidence in the ability of central banks and central planners around the world to “manage” economic activity so as to avoid virtually all negative consequences such as cyclical business downturns, unemployment, or misallocation of capital.  History is replete with examples of central planning gone awry.22  Most investors seem to believe that any (even minor) downturn in markets will be supported by central banks, and that it is foolish to “fight the Fed” despite abundant evidence that capital is once again being misallocated.  We suspect that today’s confidence in the foresight of central planners is near a peak and that market volatility is likely to increase.

There are other reasons for caution in today’s world.  While financial markets (both equity and debt) have generally been boosted by record low interest rates around the globe, real economies are not doing nearly so well and soft commodity prices, such as economic bellwethers like oil and copper, may be sounding the alarm.  Since 2008, growth has been weak worldwide.  Recessions are natural features of capitalism and although painful, serve several useful functions.  They are to be expected from time to time.

However, the typical capitalist cleansing process of a recession or depression that clears the deck for future growth has, since 2008, been partly suppressed by central banks worldwide.  These organizations have propped up companies, financial institutions, and governments through easy money policies instead of forcing them to make more difficult choices with capital and reduce debts.  Such policies may be leading to misallocations of capital into commercial real estate, income trusts of all kinds, and parts of the energy supply chain as investors chase yields that are
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22
Who remembers the admiration of the Soviet Union’s vaunted efficiency before the crack-up following decades of capital mismanagement?  Who has not seen the empty cities constructed in China for mass populations that never moved or their empty airports with no flights?

unobtainable in low risk investments.23  These types of misallocations can lead to financial crises as occurred in 2008.

Instead of rationalizing debt, what we see is that liabilities have been piled on liabilities – especially in the government sector.  Huge debts are a limiting factor in economics: every dollar of capital that must be devoted to interest costs and debt repayment is a dollar that is not available to reinvest in growth, in capital, to pay shareholders, or to be used as a cushion against an uncertain world.  The accumulation of additional debts may create another crisis should lenders demand a higher rate to compensate for the risk of greater balances outstanding and may prevent central banks from tightening due to fear of raising debt service costs.  The longer central banks do everything in their power to avoid even a minor downturn, the more likely a deeper one eventually occurs.

Low interest rates on “high quality” debt have also caused investors to borrow record amounts against securities.  Net margin balances have recently been at record highs – historically a danger sign for equities generally.  There are also an enormous amount of interest rate derivatives outstanding.  We are concerned about the vast amount of leverage that seems to sit atop all financial assets.24  As we said when we first started the Fund, we believe the 2008 financial crisis was primarily a “debt” crisis and that the ultimate outcome was likely to be some combination of default, restructuring, or inflation in order to reduce the debts to a point where more normal economics can function.  We have yet to see such a “rationalization” of debt to a meaningful degree.

Of course, not all is negative.  We recognize that short-term price declines in energy are a net positive for consumers and those manufacturers without oil-related businesses.  We also understand that a period of multi-year ultra-low interest rates has been economically stimulating, has helped to reduce unemployment, and has allowed companies and consumers to refinance existing debts so as to reduce the cost of those debts by lowering their interest rate.25  However, to the extent that debt continues to increase as a result of borrowers’ ability to carry more debt at lower cost, fragility increases as well.  Borrowing more to spend more is not the same as earning more to spend more.  Economic history is replete with examples of large groups of investors who wholeheartedly believed in mathematically unsustainable trends.  We doubt this time is any different.  Eventually, low interest rates and cheap energy costs are likely to moderate or reverse course.
__________

23	Indeed, part of the recent decline in oil prices may have resulted from new supplies accommodated by unrealistically low finance costs in the last few years.

24
According to the Bank for International Settlement, notional derivatives are roughly $700 trillion worldwide, little changed in the aggregate from amounts immediately preceding the 2008 financial crisis.

25
These benefits have come largely out of the pockets of savers and prudent businesses.  How much do you need to save if savings earn nothing?  If your highest-cost competitor can borrow at near-zero rates to stay in business, how easy can it be to sustain profit margins over time?  There is never a free lunch.

We try to behave as though our fellow shareholders have entrusted us with a significant portion of their net worth and that their money is important to them.  In addition to our fiduciary responsibilities, we have an even better reason for behaving this way: a sizeable percentage of our collective personal net worth is invested alongside your capital.  Accordingly, we have suffered this year along with our fellow shareholders.  Our primary concern is not keeping up with the Joneses (or any particular index) – it is keeping what we have worked hard to earn while attempting to grow that capital through sensible business-like investing.  We did not meet our own expectations this year; however we have had long careers with many years of more pleasant outcomes.  Investing is a long game and in any given period there will always be someone who shoots out the lights.  We don’t expect to be judged by that standard.

If opportunities are abundant, we expect to have most of our capital invested in undervalued equities.  If opportunities are scarce, we are willing to hold more liquidity, hunt for distressed securities, and wait for the sort of opportunities we understand well.  Most often, that means sifting through areas of the market and specific industries under pressure for businesses that sell in the marketplace for far less than a rational analysis suggests they should be worth to a rational and well-informed business buyer.  We are tolerant of short-term market pain if we believe that we have acted sensibly and analyzed our holdings and we try to avoid denial in mistakes.  Regardless of what any indexes do in the short term, that is how you should expect us to behave.

In general, we like our current positioning and believe we are sitting with significant potential and modest risk.  We own some terrific businesses trading at moderate prices and some decent businesses trading at what seem to be very cheap prices after broad industry declines and where most are fearful.  To paraphrase Warren Buffett, we remind our fellow shareholders that fear and uncertainty are the friends of a long-term investor.

Sincerely,

Larry Pitkowsky	Keith Trauner

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund invests in midcap and smaller capitalization companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are enhanced in emerging markets. The Fund may invest in REITs, which are subject to additional risks associated with direct ownership of real property including decline in value, economic conditions, operating expenses, and property taxes. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated, non-rated and distressed securities present a greater risk of loss to principal and interest than higher-rated securities.

The opinions expressed are those of Larry Pitkowsky and/or Keith Trauner through the end of the period for this report, are subject to change, and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice. This material may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed herein are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed herein are subject to change at any time based upon economic, market, or other conditions and GoodHaven undertakes no obligation to update the views expressed herein. While we have gathered this information from sources believed to be reliable, GoodHaven cannot guarantee the accuracy of the information provided. Any discussions of specific securities or sectors should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information included herein is not an indication of the Fund’s future portfolio composition.

Must be preceded or accompanied by a prospectus. It is not possible to invest directly in an index.

Cash flow is generally defined as the cash a company generates from its business operations, before capital or securities investments.

Free cash flow is generally defined as cash revenues less all normal operating expenses (including interest expense) and less an estimate of the capital spending necessary to maintain the business in its current state.

Intrinsic value is defined as the value that a rational and well-informed buyer would pay for the entire enterprise.

Margin debt is the dollar value of securities purchased on margin within an account.

Price-to-earnings ratio is a valuation ratio of a company’s current share price compared to its per-share earnings.

Price-to-sales ratio is a valuation ratio that compares a company’s stock price to its revenues.

Run-rates of earnings is the result of extrapolating earnings data collected or projected for a period of time that is less than one year to a full year’s results.

Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq.

The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets.

Russell 2000 Index is a small-cap stock market index of the bottom 2,000 stocks in the Russell 3000 Index.

HFRI Fundamental Growth strategies employ analytical techniques in which the investment thesis is predicated on assessment of the valuation characteristics on the underlying companies which are expected to have prospects for earnings growth and capital appreciation exceeding those of the broader equity market. Investment theses are focused on characteristics of the firm’s financial statements in both an absolute sense and relative to other similar securities and more broadly, market indicators. Strategies employ investment processes designed to identify attractive opportunities in securities of companies which are experiencing or expected to experience abnormally high levels of growth compared with relevant benchmarks growth in earnings, profitability, sales or market share.

HFRI Fundamental Value Index strategies employ investment processes designed to identify attractive opportunities in securities of companies which trade a valuation metrics by which the manager determines them to be inexpensive and undervalued when compared with relevant benchmarks. Investment theses are focused on characteristics of the firm’s financial statements in both an absolute sense and relative to other similar securities and more broadly, market indicators. Relative to Fundamental Growth strategies, in which earnings growth and capital appreciation is expected as a function of expanding market share & revenue increases, Fundamental Value strategies typically focus on equities which currently generate high cash flow, but trade at discounted valuation multiples, possibly as a result of limited anticipated growth prospects or generally out of favor conditions, which may be specific to sector or specific holding.

CS Hedge Fund Index is an asset-weighted hedge fund index derived from the TASS database of more than 5000 funds. The index consists of funds with a minimum of US $10 million under management and a current audited financial statement. Funds are separated into primary subcategories based on investment style. The index in all cases represents at least 85% of the assets under management in the universe. The index is rebalanced monthly, and funds are reselected on a quarterly basis. Index NAVs are updated on the 15th of each month.

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited)

The Net Asset Value (“NAV”) of the GoodHaven Fund was $26.77 at November 30, 2014, based on 16,573,585 shares outstanding.  This compares to the Fund’s NAV of $28.89 at May 31, 2014, an NAV of $28.26 at November 30, 2013, and an NAV of $20.00 at inception on April 8, 2011.  Shareholders should be aware that the Fund paid a material capital gains distribution of approximately $1.87 per share in December 2014 which reduced the NAV subsequent to the end of the fiscal year by the amount of the distribution on the ex-dividend date.  Please note that except where otherwise indicated, discussions in this MD&A relate to the annual period ended November 30, 2014.  The Fund’s performance for the period December 1, 2013 to November 30, 2014 was a loss of 4.26% compared to a gain of 16.86% for the S&P 500 Index.  Since inception on April 8, 2011 and through November 30, 2014, the Fund’s annualized performance is a gain of 9.17% compared to an increase of 15.35% for the S&P 500 Index.  Please see the portfolio manager’s letter to shareholders for additional information regarding performance and comparisons to other indexes.  All comparisons assume reinvested dividends.

The performance data quoted above represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling (855) OK-GOODX or (855) 654-6639.

The portfolio managers believe that short-term performance figures are less meaningful than a comparison of longer periods and that a long-term investment strategy should be properly judged over a period of years rather than weeks or months.  Furthermore, the S&P 500 Index is an unmanaged index incurring no fees, expenses, or taxes and is shown solely for the purpose of comparing the Fund’s portfolio to an unmanaged and diversified index of large companies.  Below is a table of the Fund’s top ten holdings and categories as of November 30, 2014.1

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited) (Continued)

Top 10 Holdings*	%	Top Categories**	%
Hewlett-Packard Co.	11.0%	Cash and Equivalents	18.5%
Walter Investment		Diversified Holdings
Management Corp.	7.4%	Companies	12.0%
WPX Energy, Inc.	5.8%	Computers &
Dundee Corp.	5.5%	Peripheral Equipment	12.0%
Microsoft Corp.	5.3%	Loan Servicing	11.2%
Spectrum Brands		Oil & Gas Exploration
Holdings, Inc.	4.9%	& Production	9.9%
Ocwen Financial Corp.	3.8%	Computer &
Leucadia National Corp.	3.5%	Internet Software	8.4%
Barrick Gold Corp.	3.3%	Property/Casualty Insurance	5.8%
White Mountains		Retailing	5.2%
Insurance Group	3.2%	Consumer Products	4.9%
		Metals & Mining	3.3%
Total	53.7%	Total	91.2%

*	Top ten holdings excludes cash, money market funds and Government and Agency Obligations.
**	Where applicable, includes money market funds and short-term Government and Agency Obligations.
1	Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Shareholders should note that the Fund’s assets have declined significantly during the fiscal year, primarily from sizeable shareholder redemptions, but also from modest capital losses.  Such conditions followed a year in which there were large new shareholder subscriptions and capital appreciation.  Material swings in shareholder subscriptions and redemptions can make management of the portfolio more difficult.  In recent months, the portfolio managers have taken certain actions to reduce some investments as well as take other actions to attempt to manage capital gains on behalf of remaining shareholders and ensure adequate liquidity to both meet redemptions and remain opportunistic.  The Fund’s investments are stated as of November 30, 2014, and the amounts and rankings of the Fund’s holdings today may vary significantly from the data disclosed above and the managers may have taken actions that would result in material changes to the portfolio.

The Fund’s investments having the most positive impact on portfolio performance for the year ended November 30, 2014 were Hewlett-Packard (HP) with a large gain, followed by significant gains in Spectrum Brands, and Microsoft.  HP gained as the company continued to generate large free cash flows and appeared to be on the cusp of stabilizing its large and profitable revenue base.  Spectrum, which has more than quadrupled from our initial purchases, gained as the company continued to grow free cash flow and made a number of significant acquisitions.  Microsoft gained following the replacement of its CEO, expansion of certain

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited) (Continued)

products to non-Microsoft platforms, and continued generation of significant cash flow with a large amount of cash on the balance sheet.  Other gainers included Alleghany, Birchcliff Energy, and Berkshire Hathaway, with lesser gains from a variety of other securities.

The Fund’s investment having the most negative impact on the portfolio for the year ended November 30, 2014 was Walter Investment Management, with a sizeable unrealized loss that nearly offset the gain in Hewlett-Packard.  Other decliners included WPX Energy, EXCO Resources, Dundee Corp, and Ocwen Financial.  Walter declined as regulatory pressure increased on mortgage servicers generally, and particularly at Ocwen.  Although Ocwen was weak prior to the end of the fiscal year, the stock declined further following a settlement with NY State that was announced in December.  WPX and EXCO declined amid a precipitous decline in oil prices late in the year, although both companies are primarily producers of natural gas, which has somewhat different economics and characteristics.  Nevertheless, virtually all securities relating to energy production and development suffered.  Dundee declined amid fears of a downturn in Canada and due in part to a modest energy exposure, although the company has been making progress in its investment management business.  Dundee appears to sell at a large discount to the sum of its asset and business values.

During the period, in addition to the securities mentioned above, the Fund disposed of its investments in Devon Energy, Seacor Holdings, Land’s End, and Republic Services.

The managers of the Fund do not believe that a decline in a security price necessarily means that the security is a less attractive investment.  The opposite may be the case in that price declines may represent significant investment opportunities.  In the most recent six months, the Fund has been negatively affected by a decline in securities with energy exposure as well as securities of companies participating in the mortgage servicing business.  Although we do not believe that volatility – or the bouncing around of stock prices – is the same thing as risk, which we define as the chance that an investor will permanently lose money in an investment, we caution investors that to the extent that energy prices remain depressed for an extended period of time or to the extent that new regulations materially and permanently reduce the profitability of the mortgage servicing industry, we may suffer losses in related investments.

The Fund’s turnover rate, a measure of how frequently assets within a fund are bought and sold by the managers, remains at reasonably low levels and is consistent with the strategies, generally long-term in nature, of GoodHaven Capital Management, the Fund’s investment advisor.  However, we believe recent turnover rates have been influenced by the need to meet shareholder redemptions rather than a change in the portfolio strategy of the Fund.  Importantly, there may be times

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited) (Continued)

when turnover rates rise, however, we do not anticipate rapid turnover of the portfolio under normal circumstances.

The portfolio managers believe that a significant liquidity position is an important part of portfolio management.  Since inception, the Fund has continued to have significant liquidity available both in cash holdings as well as short-term fixed income investments.  As a result of shareholder redemptions, liquidity has been reduced in recent months.  In order to ensure that we have sufficient resources to behave opportunistically, the Fund has sold or reduced certain investments and initiated some modest overall hedges.  There is no guarantee that such hedges will protect against loss and the Fund may lose money should volatility be reduced in future months.  Over time, we expect the Fund’s level of cash to vary significantly and could be higher or lower than shown on the most recent Schedule of Investments.

Currently, the Fund is operating with a position in short-term government securities cash and equivalent investments.  This position is probably lower than we would normally carry today, given average market valuations, the opportunity set we see, and other factors.  After the Fund experienced significant cash inflows in 2013 due to new shareholder subscriptions, much of which occurred after the stock market had already experienced a significant rally, the flows reversed and the Fund saw significant redemptions in fiscal 2014, particularly in the second half of the fiscal year.  Second, the rise in general stock prices has made bargains more difficult to find and slowed reinvestment.  Third, for a variety of factors, we believe that having a cash cushion at a time of generally elevated prices and investor ebullience is a strategic advantage. Although not obvious in results, cash has allowed us to meet redemptions in an efficient manner while mostly avoiding forced liquidation of investments.  It is our intention to invest a significant portion of current liquidity in an opportunistic manner when bargains meeting our investment criteria appear.  However, it is possible that the Fund may have a significant cash position for an extended period of time if, in the opinion of the portfolio managers, market conditions are unfavorable.  At times when liquidity is high, the Fund may underperform a strongly rising stock market.  Particularly in the last six months, the Fund has lagged large equity indexes.

In prior periods, the Fund had carried a significant portion of its cash and investments in short-term government securities of countries other than the United States.  In recent months, the dollar has strengthened and we have acquired a number of companies domiciled outside of the U.S.  Accordingly, we have reduced the proportion of cash held in short-term non-U.S. government securities.  Although under normal circumstances we would not expect any sort of default in government securities such as those purchased for the Fund, such defaults have been threatened on multiple occasions in recent years.

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited) (Continued)

Though it is not our intention to avoid dollar denominated investments generally, we believe from time to time it may be prudent to modestly diversify cash holdings. There are a number of reasons we believe diversification is prudent, including, but not limited to, a growing desire by non-U.S. countries to transact in currencies other than the U.S. dollar, and central bank policies that seem explicitly designed to create inflation, which tends to reduce the value of the dollar relative to more stable alternatives.  To-date, currency translation has resulted in losses from these short-term, non-U.S. holdings as well as securities denominated and traded in currencies other than the U.S. dollar. Although we believe these losses will reverse over time, further currency translation loss is possible and a diversification of short-term investments does not assure a profit or protect against a loss in a declining market.  Generally, we do not expect significant realized capital gain or loss from any particular short-term, non-U.S. investments when viewed over an extended period.

To reiterate our view on liquidity, the portfolio managers believe that a certain amount of liquidity may benefit shareholders in several ways – by preventing liquidation of securities to meet modest levels of redemptions, by providing ammunition to purchase existing or new holdings in declining markets without being forced to sell existing holdings, and by lessening the chance that shareholders will blindly seek liquidations during periods of market stress when they know that the Fund is less likely to be in a position where forced liquidation could adversely impact the net asset value of the Fund.  That said, if bargains meeting our criteria seem plentiful, we are likely to have significantly less liquidity under such conditions than has been the case since inception.

The Fund is subject to certain risks as disclosed in the Prospectus and Statement of Additional Information, both of which may be obtained from the Fund’s website at www.goodhavenfunds.com or by calling 1-855-654-6639.  Some of these risks include, but are not limited to, adverse market conditions that negatively affect the price of securities owned by the Fund, a high level of cash, which may result in underperformance during periods of robust price appreciation, adverse movements in foreign currency relationships as a number of the Fund’s holdings have earnings resulting from operations outside the United States, and the fact that the Fund is non-diversified, meaning that its holdings are more concentrated than a diversified Fund and that adverse price movements in a particular security may affect the Fund’s Net Asset Value more negatively than would occur in a more diversified fund.

As of January 12, 2015, the members, officers, and employees of GoodHaven Capital Management, LLC, the investment advisor to the GoodHaven Fund, owned approximately 215,225 shares of the Fund.  It is management’s intention to disclose such holdings (in the aggregate) in this section of the Fund’s Annual and Semi-Annual reports on an ongoing basis.

GoodHaven Fund

SECTOR ALLOCATION at November 30, 2014 (Unaudited)

Sector	% of Net Assets

Cash & Equivalents1	18.5%
Diversified Holding Companies	12.0%
Computers & Peripheral Equipment2	12.0%
Loan Servicing	11.2%
Oil & Gas Exploration & Production	9.9%
Computer & Internet Software	8.4%
Property/Casualty Insurance	5.8%
Retailing3	5.2%
Consumer Products	4.9%
Metals & Mining	3.3%
Miscellaneous Securities	2.7%
Financial Services	2.1%
Marine Services & Equipment	2.0%
Guernsey Investment Fund	1.1%
Exchange Traded Notes	0.9%
Total	100.0%

1	Represents cash, short-term Foreign Government securities, and other assets in excess of liabilities.
2	Including Put Options Purchased and Call Options Written, sector weighting is 11.8%.
3	Includes Warrants and Corporate Bonds.

GoodHaven Fund

HISTORICAL PERFORMANCE (Unaudited)

Value of $10,000 vs. S&P 500 Index

Average Annual Total Returns
Periods Ended November 30, 2014

			Annualized	Value of
	One	Three	Since Inception	$10,000
	Year	Year	(4/8/2011)	(11/30/2014)
GoodHaven Fund	-4.26%	10.31%	9.17%	$13,771
S&P 500 Index	16.86%	20.93%	15.35%	$16,835

This chart illustrates the performance of a hypothetical $10,000 investment made on April 8, 2011 and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would  pay on Fund distributions or the redemption of Fund shares.  The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption fees of 2.00% on shares held less than 60 days.

GoodHaven Fund

SCHEDULE OF INVESTMENTS at November 30, 2014

Shares	COMMON STOCKS – 76.3%	Value

	Computer & Internet Software – 8.4%
12,600	Google, Inc. – Class A1	$6,918,408
12,600	Google, Inc. – Class C1	6,827,058
495,900	Microsoft Corp.	23,708,979
		37,454,445

	Computers & Peripheral Equipment – 12.0%
1,253,400	Hewlett-Packard Co.	48,957,804
338,442	Systemax, Inc.1,2	4,372,671
		53,330,475

	Consumer Products – 4.9%
236,600	Spectrum Brands Holdings, Inc.	21,760,102

	Diversified Holding Companies – 12.0%
42,200	Berkshire Hathaway, Inc. – Class B1	6,274,718
1,835,220	Dundee Corp.1,2	24,587,294
523,300	Harbinger Group, Inc.1	7,179,676
666,312	Leucadia National Corp.	15,411,796
		53,453,484

	Financial Services – 2.1%
290,300	Federated Investors, Inc. – Class B	9,127,032

	Loan Servicing – 11.2%
727,001	Ocwen Financial Corp.1	16,677,403
1,763,106	Walter Investment Management Corp.1	32,864,296
		49,541,699

	Marine Services & Equipment – 2.0%
570,505	Stolt-Nielsen Ltd.2	8,701,371

	Metals & Mining – 3.3%
1,252,700	Barrick Gold Corp.	14,894,603

	Oil & Gas Exploration & Production – 9.9%
1,354,700	Birchcliff Energy Ltd.1	12,072,053
2,178,906	EXCO Resources, Inc.	6,405,983
1,881,799	WPX Energy, Inc.1	25,536,012
		44,014,048

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

SCHEDULE OF INVESTMENTS at November 30, 2014 (Continued)

Shares	COMMON STOCKS – 76.3% (Continued)	Value

	Property/Casualty Insurance – 5.8%
24,987	Alleghany Corp.1	$11,407,565
22,658	White Mountains Insurance Group	14,359,961
		25,767,526

	Retailing – 4.7%
216,600	Sears Holdings Corp.1	7,819,260
915,000	Staples, Inc.	12,864,900
		20,684,160

	TOTAL COMMON STOCKS
	(Cost $295,878,456)	338,728,945

	GUERNSEY INVESTMENT FUND – 1.1%
762,123	JZ Capital Partners Limited2	4,904,634
	TOTAL GUERNSEY INVESTMENT FUND
	(Cost $4,201,658)	4,904,634

	WARRANTS – 0.2%

	Retailing – 0.2%
53,747	Sears Holdings Corp.1	1,074,940
	TOTAL WARRANTS
	(Cost $546,728)	1,074,940

	EXCHANGE TRADED NOTES – 0.9%
136,387	PowerShares DB 3x Inverse Japanese
	Government Bond Futures ETN1,2	2,144,004
101,074	PowerShares DB Inverse Japanese
	Government Bond Futures ETN1,2	1,857,740
	TOTAL EXCHANGE TRADED NOTES
	(Cost $4,439,245)	4,001,744

Contracts
(100 shares
per contract)	PUT OPTIONS PURCHASED – 0.0%

	Computers & Peripheral Equipment – 0.0%
	Hewlett-Packard Co.
4,307	Expiration: January 2015, Exercise Price: $35.001	73,219
1,000	Expiration: January 2015, Exercise Price: $38.001	70,500
	TOTAL PUT OPTIONS PURCHASED
	(Cost $521,524)	143,719

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

SCHEDULE OF INVESTMENTS at November 30, 2014 (Continued)

Principal
Amount	CORPORATE BONDS – 0.3%	Value

	Retailing – 0.3%
	Sears Holdings Corp.
$1,527,000	8.000%, due 12/15/2019	$1,275,045
	TOTAL CORPORATE BONDS
	(Cost $1,527,000)	1,275,045

	FOREIGN GOVERNMENT SECURITIES – 2.0%
CAD	Canadian Treasury Bill,
10,000,000	1.212%, due 12/18/20143	8,740,175
	TOTAL FOREIGN
	GOVERNMENT SECURITIES
	(Cost $9,317,059)	8,740,175

	MISCELLANEOUS SECURITIES – 2.7%1,4
	TOTAL MISCELLANEOUS SECURITIES
	(Cost $13,305,989)	11,810,973

	Total Investments
	(Cost $329,737,659) – 83.5%	370,680,175
	Cash and Other Assets in Excess
	of Liabilities – 16.5%	73,014,434
	TOTAL NET ASSETS – 100.0%	$443,694,609

ETNExchange Traded Note
CADCanadian Dollar
1	Non-income producing security.
2	A portion of these securities are considered illiquid. As of November 30, 2014, the total market value of illiquid securities was $32,180,377 or 7.3% of net assets.
3	Coupon represents the yield to maturity from the purchase price.
4	Represents previously undisclosed securities which the Fund has held for less than one year.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

SCHEDULE OF OPTIONS WRITTEN at November 30, 2014

Contracts
(100 shares
per contract)	CALL OPTIONS WRITTEN	Value

	Computer & Peripheral Equipment – 0.2%
	Hewlett-Packard Co.
2,000	Expiration: January 2015, Exercise Price: $36.001	$635,000
1,000	Expiration: February 2015, Exercise Price: $40.001	108,000
		743,000
	TOTAL CALL OPTIONS WRITTEN
	(Proceeds $441,563)	$743,000

1	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

(This Page Intentionally Left Blank.)

GoodHaven Fund

STATEMENT OF ASSETS AND LIABILITIES at November 30, 2014

ASSETS
Investments in securities, at value (Cost $329,737,659)	$370,680,175
Cash	72,481,562
Receivables:
Fund shares sold	345,728
Investment securities sold	3,146,594
Dividends and interest	533,622
Total assets	447,187,681

LIABILITIES
Written Options, at value (Proceeds $441,563)	743,000
Payables:
Investment securities purchased	2,227,627
Fund shares redeemed	92,972
Management fees	351,387
Support services fees	78,086
Total liabilities	3,493,072

NET ASSETS	$443,694,609

COMPONENTS OF NET ASSETS
Paid-in capital	$381,975,443
Accumulated net investment loss	(702,973)
Undistributed net realized gain on investments	21,781,060
Net unrealized appreciation (depreciation) on:
Investments & options	40,942,516
Written options	(301,437)
Net assets	$443,694,609

Net Asset Value (unlimited shares authorized):
Net assets	$443,694,609
Shares of beneficial interest issued and outstanding	16,573,585
Net asset value, offering and redemption price per share	$26.77

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENT OF OPERATIONS For the Year Ended November 30, 2014

INVESTMENT INCOME
Dividends (net of $94,456 in foreign withholding taxes)	$4,961,256
Interest	551,438
Total investment income	5,512,694

EXPENSES (NOTE 3)
Management fees	5,024,315
Support services fees	1,116,515
Total expenses	6,140,830
Net investment loss	(628,136)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS,
SECURITIES SOLD SHORT, WRITTEN OPTIONS & FOREIGN CURRENCY
Net realized gain (loss) on transactions from:
Investments, options & foreign currency	21,915,364
Securities sold short	(274,716)
Written options	507,008
Net change in unrealized depreciation on:
Investments & options	(40,492,475)
Written options	(301,437)
Net realized and unrealized loss on investments	(18,646,256)
Net decrease in net assets resulting from operations	$(19,274,392)

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	November 30, 2014	November 30, 2013
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$(628,136)	$320,444
Net realized gain on investments, options,
securities sold short, written options
& foreign currency	22,147,656	5,348,918
Change in unrealized appreciation
(depreciation) on investments, options,
securities sold short, written options
& foreign currency	(40,793,912)	58,146,461
Net increase (decrease) in
net assets resulting from operations	(19,274,392)	63,815,823

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(3,013,445)
From net realized gain on investments	(5,797,031)	(838,692)
Total distributions to shareholders	(5,797,031)	(3,852,137)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived
from net change in outstanding shares1	(84,778,116)	269,851,241
Total increase (decrease) in net assets	(109,849,539)	329,814,927

NET ASSETS
Beginning of year	553,544,148	223,729,221
End of year	$443,694,609	$553,544,148
Accumulated net investment loss	$(702,973)	$(1,716,481)

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

1	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	November 30, 2014		November 30, 2013
	Shares	Value	Shares	Value
Shares sold	6,210,472	$175,313,476	13,049,069	$344,967,566
Shares issued in
reinvestment of
distributions	204,862	5,668,550	155,776	3,746,428
Shares redeemed2	(9,425,957)	(265,760,142)	(2,942,351)	(78,862,753)
Net increase
(decrease)	(3,010,623)	$(84,778,116)	10,262,494	$269,851,241

2	Net of redemption fees of $30,661 and $67,412, respectively.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

Year Ended	Year Ended	Year Ended	Period Ended
November 30,	November 30,	November 30,	November 30,
2014	2013	2012	20111
Net asset value at
beginning of year/period	$28.26	$24.00	$20.52	$20.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)2	(0.03)	0.02	0.21	0.02
Net realized and unrealized
gain (loss) on investments	(1.16)	4.65	3.29	0.49
Total from
investment operations	(1.19)	4.67	3.50	0.51

LESS DISTRIBUTIONS
From net investment income	—	(0.32)	(0.01)	—
From net realized gain	(0.30)	(0.09)	(0.01)	—
Total distributions	(0.30)	(0.41)	(0.02)	—
Paid-in capital from
redemption fees	0.00	3	0.00	3	0.00	3	0.01

Net asset value,
end of year/period	$26.77	$28.26	$24.00	$20.52

Total return	(4.26)%	19.74%	17.08%	2.60	%4

SUPPLEMENTAL/RATIOS DATA
Net assets at end
of year/period (millions)	$443.7	$553.5	$223.7	$90.9
Portfolio turnover rate	37%	12%	11%	12	%4

Ratio of expenses to
average net assets	1.10%	1.10%	1.10%	1.10	%5
Ratio of net investment income
to average net assets	(0.11)%	0.08%	0.92%	0.13	%5

1	Commenced operations on April 8, 2011. The information presented is for the period from April 8, 2011 to November 30, 2011.
2	Calculated using the average shares outstanding method.
3	Amount is less than $0.01 per share.
4	Not annualized.
5	Annualized.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund
NOTES TO FINANCIAL STATEMENTS November 30, 2014

NOTE 1 – ORGANIZATION

The GoodHaven Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”  The Fund commenced operations on April 8, 2011.

The Fund’s investment objective is to seek long-term growth of capital.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service.  If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method.  These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.  In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Valuation Committee.

Fixed income debt instruments, such as commercial paper, bankers’ acceptances, U.S. Treasury Bills and Foreign Government Treasury Bills, having maturity of less than 60 days at the time of purchase are valued at amortized cost.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2014 (Continued)

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of November 30, 2014, the Fund did not hold any fair valued securities.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2014 (Continued)

the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2014. See the Schedule of Investments for the industry breakouts.

	Level 1	Level 2	Level 3	Total
Common Stocks	$338,728,945	$—	$—	$338,728,945
Guernsey
Investment Fund	4,904,634	—	—	4,904,634
Warrants	1,074,940	—	—	1,074,940
Exchange
Traded Notes	4,001,744	—	—	4,001,744
Put Options Purchased	—	143,719	—	143,719
Corporate Bonds	—	1,275,045	—	1,275,045
Foreign Government
Securities1	—	8,740,175	—	8,740,175
Miscellaneous
Securities	10,355,973	1,455,000	—	11,810,973
Total Investments
in Securities	$359,066,236	$11,613,939	$—	$370,680,175
Call Options
Written	$—	$743,000	$—	$743,000

1	There is one Foreign Government Security with a total market value of $8,740,175 and a maturity of less than 60 days that is valued at amortized cost.

It is the Fund’s policy to recognize transfers between levels at the end of the Fund’s reporting period.

There were no transfers into or out of Level 1, 2, or 3 during the year ended November 30, 2014 for the Fund.

The Fund has adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2014 (Continued)

accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund may invest, at the time of purchase, up to 10% of the Fund’s net assets in options, which are a type of derivative and employ specialized trading techniques such as options trading to increase the Fund’s exposure to certain selected securities.  The Fund may employ these techniques as hedging tools as well as speculatively to enhance returns.  Other than when used for hedging, these techniques may be riskier than many investment strategies and may result in greater volatility for the Fund, particularly in periods of market declines.  As a hedging tool, options may help cushion the impact of market declines, but may reduce the Fund’s participation in a market advance.

Balance Sheet

Fair values of derivative instruments as of November 30, 2014:

	Asset Derivatives as of		Liability Derivatives as of
	November 30, 2014		November 30, 2014
Derivative	Balance Sheet	Fair	Balance Sheet	Fair
Instruments	Location	Value	Location	Value
Equity Contracts:
Call Options			Written Options,
Written	None	$—	at value	$743,000
Put Options	Investments in
Purchased	securities, at value	$1,598,719	None	$—
Total		$1,598,719		$743,000
Warrants	Investments in
	securities, at value	$1,074,940	None	$—

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the year ended November 30, 2014:

Change in
	Location of	Realized	Unrealized
	Gain (Loss)	Gain (Loss)	Appreciation
	on Derivatives	on Derivatives	(Depreciation)
Derivative	Recognized	Recognized	on Derivatives
Instruments	in Income	in Income	in Income
Realized and
Equity	Unrealized
Contracts:	Gain (Loss) on
Call Options	Investments, options,
Written	Securities Sold Short,
Written Options &
	Foreign Currency	$ 507,008	$(301,437)

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2014 (Continued)

Change in
	Location of	Realized	Unrealized
	Gain (Loss)	Gain (Loss)	Appreciation
	on Derivatives	on Derivatives	(Depreciation)
Derivative	Recognized	Recognized	on Derivatives
Instruments	in Income	in Income	in Income
Realized and
Equity	Unrealized
Contracts:	Gain (Loss)
Put Options	on Investments,
Purchased	Options, Securities
Sold Short,
Written Options &
	Foreign Currency	$2,108,175	$(877,065)

Realized and
Warrants	Unrealized
Gain (Loss)
on Investments,
Options, Securities
Sold Short,
Written Options &
	Foreign Currency	$ —	$ 528,212

B.
Foreign Currency.  Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading.  The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired.  The Fund includes foreign exchange gains and losses from dividends receivable and other foreign currency denominated payables and receivables in realized and unrealized gain (loss) on investments and foreign currency.  The Fund does not isolate that portion of realized gain (loss) or unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included with net realized gain (loss) on investments and foreign currency and with net unrealized gain (loss) on investments and foreign currency.

C.
Federal Income Taxes.  The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2014 (Continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended November 30) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after November 30, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  At November 30, 2014, there were no capital loss carryovers for the Fund.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.

As of November 30, 2014, the Fund did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

The Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Massachusetts; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

F.
Use of Estimates.  The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period.  Actual results could differ from those estimates.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2014 (Continued)

G.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 2.00% redemption fee on shares held less than 60 days.  This fee is deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

I.
Options Contracts.  When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased.  If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized.  If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call.  If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.  Written and purchased options are non-income producing securities.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less that the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2014 (Continued)

The Fund had a quarterly average of 6,077 purchased option contracts open during the fiscal year.

The activity in options written during the year ended November 30, 2014, for the Fund is as follows:

	Amount of	Number of
	Premiums	Contracts
Outstanding at 11/30/13	$—	—
Options written	1,408,734	9,000
Options exercised	(460,163)	(1,000)
Options expired	(507,008)	(5,000)
Outstanding at 11/30/14	$441,563	3,000

J.
Reclassification of Capital Accounts.  U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended November 30, 2014, the following adjustments were made:

Undistributed Net	Accumulated Net	Paid-In
Investment Income /(Loss)	Realized Gain/(Loss)	Capital
$1,641,644	$(366,451)	$(1,275,193)

K.
Recent Accounting Pronouncement.  In June 2014, the Financial Accounting Standard Board issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The guidance is effective for fiscal years beginning after December 15, 2014, and for interim periods within those fiscal years.  Management is currently evaluating the impact ASU No 2014-11 will have on the Fund’s financial statements.

L.
Subsequent Events.  In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.  The Fund declared a distribution from net realized gains on securities payable on December 19, 2014, to shareholders of record on December 18, 2014.  The distribution amount for the Fund was as follows:

Long-Term Capital Gain
$25,958,120 ($1.87 per share)

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2014 (Continued)

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

GoodHaven Capital Management, LLC (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor provides all investment advice, office space and certain administrative services, and most of the personnel needed by the Fund. Under the Advisory Agreement, the Advisor is entitled to receive a monthly management fee calculated daily and payable monthly equal to 0.90% of the Fund’s average daily net assets.  For the fiscal year ended November 30, 2014, the Fund incurred $5,024,315 in Management fees.

The Fund has also entered into a support services agreement with the Advisor. Under this agreement, the Advisor is responsible for paying all of the Fund’s other normal day-to-day operational expenses, such as administrative, custody, transfer agency, fund accounting, legal, audit, and acquired fund fees and expenses. The support services fee does not cover the following other expenses: (a) any charges associated with the execution of portfolio transactions, such as brokerage commissions, transaction charges or other transaction-related expenses (such as stamp taxes), (b) taxes, if any, imposed on the Fund, (c) interest, if any, on any Fund borrowings, or (d) extraordinary Fund legal expenses incurred outside of the normal operation of the Fund, such as legal fees, arbitration fees, or related expenses in connection with any actual or threatened arbitration, mediation, or litigation. Under the Support Services Agreement, the Advisor is entitled to receive a monthly fee calculated daily and payable monthly equal to 0.20% of the Fund’s average daily net assets.  For the fiscal year ended November 30, 2014 the Fund incurred $1,116,515 in support services fees.

U.S. Bancorp Fund Services, LLC (the “USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.  The Officers of the Trust and the Chief Compliance Officer are also employees of the Administrator.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank N.A. (the “Custodian”) serves as custodian to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2014 (Continued)

NOTE 4 – PURCHASES AND SALES OF SECURITIES

Investment transactions (excluding short-term investments) for the fiscal year ended November 30, 2014 were as follows:

Purchases	Sales or Maturity
at Cost	Proceeds
$149,148,610	$152,546,440

There were no purchases or sales of long-term U.S. Government securities for the year ended November 30, 2014.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended November 30, 2014 and year ended November 30, 2013 was as follows:

	November 30, 2014	November 30, 2013
Distributions paid from:
Ordinary income	$294,137	$3,789,717
Long-term capital gain	$5,502,894	$62,420

Distribution classifications may differ from the statement of changes in net assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

As of November 30, 2014, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$334,617,660
Gross tax unrealized appreciation	86,604,095
Gross tax unrealized depreciation	(50,541,580)
Net tax unrealized appreciation	36,062,515
Unrealized currency appreciation	—
Undistributed ordinary income	—
Undistributed long-term capital gain	25,958,088
Total distributable earnings	25,958,088
Other accumulated loss	(301,437)
Total accumulated earnings	$61,719,166

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to the tax treatment of Passive Foreign Investment Companies held by the Fund, the treatment of short-term capital gains as ordinary income for tax purposes, and the treatment of wash sales.

GoodHaven Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
GoodHaven Fund and
The Board of Trustees of
Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of GoodHaven Fund, a series of Professionally Managed Portfolios, as of November 30, 2014 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years for the period then ended, and the financial highlights for each of the three years in the period then ended and for the period April 8, 2011 (commencement of operations) to November 30, 2011.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and brokers or through other appropriate auditing procedures where replies from brokers were unable to be obtained.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of GoodHaven Fund as of November 30, 2014, the results of its operations for the year then ended, the statement of changes in net assets for each of the two years for the period then ended, and the financial highlights for each of the three years in the period then ended and for the period April 8, 2011 (commencement of operations) to November 30, 2011 in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 26, 2015

GoodHaven Fund

EXPENSE EXAMPLE For the Six Months Ended November 30, 2014 (Unaudited)

As a shareholder of the GoodHaven Fund (the “Fund”) you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees and (2) ongoing costs, including management fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2014 – November 30, 2014).

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares that have been held for less than 60 days. Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the example. The example includes, but is not limited to, management fees and support services. However, the example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the

GoodHaven Fund

EXPENSE EXAMPLE For the Six Months Ended November 30, 2014 (Unaudited) (Continued)

shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	June 1, 2014 –
	June 1, 2014	November 30, 2014	November 30, 20141
Actual	$1,000.00	$926.60	$5.31
Hypothetical
(5% annual return
before expenses)	$1,000.00	$1,019.55	$5.57

1
The calculations are based on expenses incurred during the most recent six-month period. The annualized six-month expense ratio for the Fund during that period was 1.10%. The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by the number of days in the most recent six-month period and divided by the number of days in the most recent twelve month period.

GoodHaven Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 7 and 8, 2014, the Board (which is comprised of five persons, all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between Professionally Managed Portfolios (the “Trust”) and GoodHaven Capital Management, LLC (the “Advisor”) for the GoodHaven Fund (the “Fund”).  At this meeting and at a prior meeting held on May 12 and 13, 2014, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Trustees considered the nature, extent and quality of the Advisor’s overall services provided to the Fund as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record and the Advisor’s disaster recovery/business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss fund performance, investment outlook as well as various marketing and compliance topics, including the Advisor’s risk management process.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.
The Fund’s historical performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund on both an absolute basis, and in comparison to appropriate securities benchmarks and its peer funds utilizing Morningstar classifications.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When

GoodHaven Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

reviewing the Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

The Board considered that the Fund significantly underperformed its peer group median and average for the one-year period.  In assessing performance, the Board took into account the Advisor’s explanation that the Fund had experienced substantial net cash inflows over the course of the year, which resulted in reduced overall performance results as such funds could not be immediately reinvested.

The Trustees also considered the Fund’s significant underperformance compared to its similarly managed accounts for the one-year and since inception periods, but found the differences to be reasonable.  The Board noted the Advisor’s explanation that the performance difference was primarily due to similarly managed accounts having less cash when compared to the Fund during a period of strong stock market performance and difficulty identifying appropriate investments to reinvest Fund cash inflows.

The Board also considered the performance of the Fund against a broad-based securities market benchmark and noted the Advisor’s explanation that the Fund does not closely resemble a broadly diversified index and that differences in performance (sometimes significant) can be expected over short measurement periods.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to its peer funds and similarly managed separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

The Board noted that the Fund’s advisory fee and net expense ratio were higher than those of its peer group median and average.  The Board also noted that the Advisor had entered into a Support Services Agreement under which the Advisor is responsible for paying certain of the Fund’s other customary operating expenses.  For its services under the Support Services Agreement, the Advisor receives a monthly fee equal to 0.20% of the Fund’s average daily net assets.  (The Board noted that the Fund would be responsible for paying any extraordinary Fund expenses.)  The Board concluded that the fees paid to the Advisor were not unreasonable.

GoodHaven Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

The Trustees also took into consideration the services the Advisor provided to its similarly managed separate account clients comparing the fees charged for those management services to the fees charged to the Fund.  The Trustees found that the fees charged to the Fund were generally in line with or comparable to the fees charged by the Advisor to its similarly managed account clients, and to the extent fees charged to the Fund were higher than for similarly managed separate accounts of similar size, it was largely a reflection of the greater costs to the Advisor of managing the Fund.

4.
Economies of Scale.  The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  The Board noted that through the Support Services Agreement, the Advisor has contractually agreed to ensure that the Fund’s expenses remained at a stable and consistent level.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and noted that there were no additional benefits derived by the Advisor from its relationship with the Fund.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Fund and determined that the Advisor was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the Fund’s advisory fee, were fair and reasonable.  The Board therefore determined that continuing the Advisory Agreement would be in the best interests of the Fund and its shareholders.

GoodHaven Fund

TRUSTEES AND EXECUTIVE OFFICERS

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

		Term of		Number of
		Office		Portfolios	Other
		and		in Fund	Directorships
	Positions	Length		Complex(2)	Held
Name, Address	with the	of Time	Principal Occupation	Overseen	During Past
and Age	Trust(1)	Served	During Past Five Years	by Trustees	Five Years

Independent Trustees of the Trust

Dorothy A. Berry	Chairman	Indefinite	Formerly, President,	1	Director, PNC
(born 1943)	and	Term;	Talon Industries, Inc.		Funds, Inc.
c/o U.S. Bancorp	Trustee	Since	(business consulting);
Fund Services, LLC		May 1991.	formerly, Executive
2020 E. Financial Way			Vice President and Chief
Suite 100			Operating Officer,
Glendora, CA 91741			Integrated Asset
Management (investment
advisor and manager) and
formerly, President, Value
Line, Inc. (investment
advisory and financial
publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment Consultant;	1	The Dana
(born 1939)		Term;	formerly, Chief Executive		Foundation;
c/o U.S. Bancorp		Since	Officer, Rockefeller Trust		The Univ. of
Fund Services, LLC		May 1991.	Co., (prior thereto Senior		Virginia Law
2020 E. Financial Way			Vice President), and		School Fdn.
Suite 100			Managing Director,
Glendora, CA 91741			Rockefeller & Co.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton Simon, Inc.

Eric W. Falkeis	Trustee	Indefinite	Chief Operating Officer,	1	Interested
(born 1973)		Term;	Direxion Funds since		Trustee,
c/o U.S. Bancorp		Since	2013; formerly, Senior		Direxion
Fund Services, LLC		September	Vice President and Chief		Funds.
2020 E. Financial Way		2011.	Financial Officer (and
Suite 100			other positions), U.S.
Glendora, CA 91741			Bancorp Fund Services,
LLC 1997-2013.

GoodHaven Fund

TRUSTEES AND EXECUTIVE OFFICERS (Continued)

		Term of		Number of
		Office		Portfolios	Other
		and		in Fund	Directorships
	Positions	Length		Complex(2)	Held
Name, Address	with the	of Time	Principal Occupation	Overseen	During Past
and Age	Trust(1)	Served	During Past Five Years	by Trustees	Five Years

Carl A. Froebel	Trustee	Indefinite	Formerly President and	1	None.
(born 1938)		Term;	Founder, National Investor
c/o U.S. Bancorp		Since	Data Services, Inc.
Fund Services, LLC		May 1991.	(investment related
2020 E. Financial Way			computer software).
Suite 100
Glendora, CA 91741

Steven J. Paggioli	Trustee	Indefinite	Consultant, since July	1	Independent
(born 1950)		Term;	2001; formerly, Executive		Trustee, The
c/o U.S. Bancorp		Since	Vice President, Investment		Managers
Fund Services, LLC		May 1991.	Company Administration,		Funds;
2020 E. Financial Way			LLC (mutual fund		Trustee,
Suite 100			administrator).		Managers
Glendora, CA 91741					AMG Funds,
Aston Funds;
Advisory
Board
Member,
Sustainable
Growth
Advisers, LP;
Independent
Director,
Chase
Investment
Counsel.

Officers of the Trust

Elaine E. Richards	President	Indefinite	Vice President and	Not	Not
(born 1968)		Term;	Legal Compliance	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Officer, U.S. Bancorp
Fund Services, LLC		March	Fund Services, LLC,
2020 E. Financial Way		2013.	since July 2007.
Suite 100	Secretary	Indefinite
Glendora, CA 91741		Term;
Since
February
2008.

GoodHaven Fund

TRUSTEES AND EXECUTIVE OFFICERS (Continued)

		Term of		Number of
		Office		Portfolios	Other
		and		in Fund	Directorships
	Positions	Length		Complex(2)	Held
Name, Address	with the	of Time	Principal Occupation	Overseen	During Past
and Age	Trust(1)	Served	During Past Five Years	by Trustees	Five Years

Eric C. VanAndel	Treasurer	Indefinite	Vice President, U.S.	Not	Not
(born 1975)		Term;	Bancorp Fund Services,	Applicable.	Applicable.
c/o U.S. Bancorp		Since	LLC, since April 2005.
Fund Services, LLC		April
615 East Michigan St.		2013.
Milwaukee, WI 53202

Donna Barrette	Chief	Indefinite	Senior Vice President	Not	Not
(born 1966)	Compli-	Term;	and Compliance Officer,	Applicable.	Applicable.
c/o U.S. Bancorp	ance	Since	(and other positions) U.S.
Fund Services, LLC	Officer	July 2011.	Bancorp Fund Services,
615 East Michigan St.	Anti-	Indefinite	LLC since August 2004.
Milwaukee, WI 53202	Money	Term;
	Laun-	Since
	dering	July 2011.
Officer
	Vice	Indefinite
	President	Term;
Since
July 2011.

(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

GoodHaven Fund

ADDITIONAL INFORMATION

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended November 30, 2014, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended November 30, 2014, was 100.00%.

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free at (855) 654-6639 and on the Fund’s website at www.goodhavenfunds.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (855) 654-6639 or through the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for the first and third quarters with the SEC on Form N-Q. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.  The Fund’s Form N-Q is available without charge, upon request, by calling (800) 536-3230. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the transfer agent toll free at (855) 654-6639 to request individual copies of these documents. The Fund will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

GoodHaven Fund

ADDITIONAL INFORMATION (Continued)

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (855)654-6639.  Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.goodhavenfunds.com.

GoodHaven Fund

PRIVACY NOTICE (Unaudited)

FACTS	WHAT DOES GOODHAVEN CAPITAL MANAGEMENT, LLC & GOODHAVEN FUND DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and Income
• Account Balances and Employment Information
• Assets and Investment Experience
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customer’s personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons GoodHaven chooses to share; and whether you can limit this sharing.

Reasons we can share your	Does GoodHaven	Can you limit
personal information	share?	this sharing?
For our everyday business purposes—
such as to process your transactions, maintain
your account(s), respond to court orders and	Yes	No
legal investigations, or report to credit bureaus
For our marketing purposes—
to offer our products and services to you	Yes	No
For joint marketing with
other financial companies	No	We don’t share
For our affiliates’ everyday
business purposes—
information about your	Yes	Yes
transactions and experiences
For our affiliates’ everyday
business purposes—	Yes	Yes
information about your creditworthiness
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (305) 677-7650 or email info@goodhavenllc.com

GoodHaven Fund

PRIVACY NOTICE (Unaudited) (Continued)

Who we are
Who is providing	GoodHaven Capital Management, LLC
this notice?	GoodHaven Fund (collectively “GoodHaven”)

What we do
How does	To protect your personal information from unauthorized
GoodHaven	access and use, we use security measures that comply
protect	with federal law. These measures include computer safeguards
my personal	and secured files and buildings.
information?	Our service providers must represent to us that they will protect any personal information through similar safeguards and security.
How does	We collect your personal information, for example, when you
GoodHaven	• open an account or give us your income
collect my	• give us contact information or seek advice about your
personal	investments
information?	• tell us about your investments or retirement portfolio
Why can’t I	Federal law gives you the right to limit only
limit all sharing?	• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include: a series of a registered investment company called the GoodHaven Fund (a no-load mutual fund).
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• We do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• We do not jointly market with nonaffiliated financial companies.
Other important information

GoodHaven Fund

Advisor
GOODHAVEN CAPITAL MANAGEMENT, LLC
4940 SW 83rd Street
Miami, Florida  33143

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER, LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Legal Counsel
PAUL HASTINGS LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York  10022

GoodHaven Fund
855-OK-GOODX (855-654-6639)
www.goodhavenfunds.com
Symbol – GOODX
CUSIP – 74316J763

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

GoodHaven Fund
	FYE 11/30/2014	FYE 11/30/2013
Audit Fees	$18,500	$18,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

GoodHaven Fund
Non-Audit Related Fees	FYE 11/30/2014	FYE 11/30/2013
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President

Date      January 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Elaine E. Richards
Elaine E. Richards, President

Date      January 28, 2015

By (Signature and Title)*   /s/Eric C. VanAndel
Eric C. VanAndel, Treasurer

Date      January 28, 2015

* Print the name and title of each signing officer under his or her signature.